SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 14, 2000



                             MACROVISION CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                            77-0156161
        (State or other jurisdiction of                       (I.R.S. employer
       incorporation or organization)                    identification number)



                               1341 ORLEANS DRIVE
                           SUNNYVALE, CALIFORNIA 94089
              (Address of principal executive offices and zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 743-8600





                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                  Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                  Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not Applicable.

ITEM 5.  OTHER EVENTS.

         On February 14, 2000, Macrovision Corporation announced in a press release (attached hereto as Exhibit
99.1) that it would effect a two-for-one  stock split in the form of a stock dividend to  stockholders of record on
February 25, 2000. The Company expects that the dividend will be distributed on or about March 17, 2000.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (A)      FINANCIAL STATEMENTS

                           Not Applicable.

                  (B)      PRO FORMA FINANCIAL INFORMATION

                           Not Applicable.

                  (C)      EXHIBITS

                           99.1  Press Release dated February 14, 2000.

ITEM 8.  CHANGE IN FISCAL YEAR

                  Not Applicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                  Not Applicable.

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MACROVISION CORPORATION
                                          (Registrant)




Date:  February 11, 2000                  By: /S/ WILLIAM A. KREPICK
                                                  William A. Krepick
                                          President and Chief Operating Officer

                                  EXHIBIT INDEX

99.1              Press Release dated February 14, 2000.

MACROVISION
Protecting your image
                                                Macrovision Corporation
                                                     1341 Orleans Drive
                                            Sunnyvale, California 94089
                                                         (408) 743-8600
                                                     Fax (408) 743-8610

FOR IMMEDIATE RELEASE

EDITORIAL
CONTACTS:
Ian Halifax
Macrovision Corporation
Tel: (408) 743-8600
IR-INFO@MACROVISION.COM

FOR IMMEDIATE RELEASE


                  MACROVISION ANNOUNCES TWO-FOR-ONE STOCK SPLIT


Sunnyvale, Calif. (February 14, 2000) - Macrovision Corporation (Nasdaq: MVSN) announced today a two-for-one stock split. The split is to be effected in the form of a common stock dividend, payable to the corporation's stockholders of record as of February 25, 2000. Macrovision stockholders of record at the close of business on February 25, 2000, will receive stock certificates representing one additional share of Macrovision common stock for each share of common stock then held. Distribution of additional shares issued as a result of the split is expected to occur on or about March 17, 2000.

The split is designed to improve trading liquidity and broaden ownership of Macrovision's common shares. After the split, there will be approximately
39.7 million shares outstanding.

ABOUT MACROVISION
Macrovision Corporation develops and markets content copy protection and rights management technologies and products to prevent the illicit duplication, reception or use of video and audio programs and computer software.
The company provides its products and services primarily to the home video, pay-per-view, cable, satellite, video security, consumer multimedia and application software markets. Macrovision is headquartered in Sunnyvale, California with subsidiaries in London and Tokyo.

All statements contained herein, as well as oral statements that may be made by the Company or by officers, directors, or employees of the Company acting on the Company's behalf, that are not statements of historical fact, constitute "forward-looking statements" and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995.

Macrovision Announces Two-for-One Stock Split                   Page 2


Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties are outlined in Macrovision's Annual Report on Form 10-KSB for 1998 and its Registration Statement on Form S-3, both filed with the Securities and Exchange Commission. These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company is not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

NOTE TO EDITORS: ADDITIONAL BACKGROUND INFORMATION ON MACROVISION CORPORATION CAN BE OBTAINED FROM OUR WEB SITE AT WWW.MACROVISION.COM.

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